Exhibit 10.2
Record and Return to:
Hunton & Williams LLP
1900 K Street, NW
Washington, DC 20006
Attn. John M. Ratino
ASSIGNMENT AND ASSUMPTION OF GSA LEASE
     This Assignment and Assumption of GSA Lease (this “Agreement”) is made and entered into as of September 9, 2010 (the “Effective Date”) by and among THE UNITED STATES OF AMERICA, ACTING BY AND THROUGH THE ADMINISTRATOR OF GENERAL SERVICES AND AUTHORIZED REPRESENTATIVES (“Landlord”), TARIFF BUILDING ASSOCIATES, L.P., a California limited partnership (“Assignor”), and JAYHAWK OWNER LLC, a Delaware limited liability company (“Assignee”).
RECITALS
     A. Assignor is the lessee, and Landlord the lessor, under that certain Lease dated as of December 1, 1999, as amended by that certain First Amendment to Lease Agreement dated as of January 29, 2001, that certain Second Amendment to Lease Agreement dated as of June 21, 2002, and that certain Third Amendment to Lease, dated as of December 20, 2002, as supplemented by the Steam Service Agreement dated as of January 29, 2001 (collectively, the “Lease”), relating to that certain real property described in Exhibit A attached hereto. A Memorandum of Lease with respect to the Lease was filed with the Recorder of Deeds of the District of Columbia on February 12, 2001, as Instrument Number 201012733 thereof. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Lease.
     B. Pursuant to that certain Purchase and Sale Agreement dated as of May 14, 2010 by and between Assignor and Assignee (as amended, the “Purchase Agreement”), Assignor has agreed, to sell, and Purchaser has agreed to purchase, that certain hotel located at 700 F Street NW, Washington, DC, and commonly known as the Hotel Monaco Washington DC.
     C. In connection with the Purchase Agreement, Assignor desires to assign, and Assignee desires to assume, all of the rights and obligations of Assignor as Tenant under the Lease.
AGREEMENT
          NOW THEREFORE, in consideration of the agreements and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, Assignee and Landlord agree as follows, with effect as of the Effective Date:

1. Assignment and Assumption of Lease.
1.1	Effective as of the Effective Date, Assignor does hereby sell, assign, transfer, grant, convey and set over unto Assignee all of its right, title, and interest in, to and under the Lease.

1.2	Assignee does hereby accept the foregoing sale, assignment, transfer, grant and conveyance of the Lease and hereby assumes and agrees to observe and perform all of the obligations, terms, covenants and conditions of the Tenant under the Lease accruing from and after the Effective Date. The Lease shall continue in full force and effect from and after the Effective Date.

1.3	From and after the date hereof, the defined term “Tenant” in the Lease shall refer to Assignee.

1.4	Each of Assignor and Assignee hereby warrant that it has full power and legal right and authority to execute this Agreement.
2. Landlord’s Consent and Release.
2.1	Landlord acknowledges and consents to the foregoing assignment to and assumption by Assignee of the Lease.

2.2	Landlord hereby releases Assignor from all obligations and liabilities of “Tenant” under and relating to the Lease that accrue from and after the Effective Date.
3. Miscellaneous.
3.1	As between Assignor and Assignee, this Agreement does not enlarge, restrict or otherwise modify the terms of the Purchase Agreement or constitute a waiver or release by Assignor or Assignee of any liabilities, duties or obligations imposed upon them (or any of their respective affiliates) by the terms of the Purchase Agreement, including without limitation the representations, warranties, covenants, agreements, indemnifications and other provisions of the Purchase Agreement. As between Assignor and Assignee, in the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

3.2	This Agreement may be executed in two or more counterparts, each of which so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF the parties have duly executed this Agreement the day and year first above written.

“ASSIGNOR” TARIFF BUILDING ASSOCIATES, L.P., a California limited partnership

By:	Square 430, LLC,
a Delaware limited liability company
Its:	General Partner

By:	Kimpton Group Holding LLC,
a Delaware limited liability company
Its:	Sole Member

By:	/s/ Judith C. Miles
	Name:	Judith C. Miles
	Title:	EVP and Secretary

“ASSIGNEE” JAYHAWK OWNER LLC, a Delaware limited liability company

By:	/s/ Thomas C. Fisher
	Name:	Thomas C. Fisher
	Title:	Vice President

“LANDLORD” UNITED STATES OF AMERICA, acting by and through the Administrator of General Services and authorized representatives

By:	/s/ Daryl N. Jackson
	Name:	Daryl N. Jackson
	Title:	Contracting Officer

Signature Page to Assignment and Assumption of GSA Lease

EXHIBIT A
LEGAL DESCRIPTION
All of those lots or parcels of land lying situate and being in the District of Columbia and being more particularly described as follows:
Lots 1 through 14 in Square 430 as shown on the Original Plats and Plans of the City of Washington, recorded among the Records of the Office of the District of Columbia.
Note: the above described land is known for taxation and assessment purposes as Lot 800 in Square 430.